LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 15, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION (“SAI”) DATED JUNE 28, 2019 OF

WESTERN ASSET SMASH SERIES C FUND,

WESTERN ASSET SMASH SERIES EC FUND, AND

WESTERN ASSET SMASH SERIES M FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

Effective immediately, the Funds’ Prospectus and SAI are amended as follows.

The sentence on the cover page of the Funds’ Prospectus that reads “The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.” is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.

In the Prospectus, the section entitled “Principal risks” for each Fund is amended to add the following:

Commodities risk. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of the fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Investments in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities or the commodity, commodities or commodity index to which they relate. The value of commodity-linked instruments may be affected, for example, by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund’s ability to gain exposure to commodities using derivatives, or other means, may be limited by tax considerations. If the fund has taken a long or short position in a commodity using futures contracts or other derivatives, it might be required to take or make delivery of the underlying commodity under undesirable circumstances. This would cause the fund to incur a number of costs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the fund focuses its investments in a particular commodity, the fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments.

Commodity regulatory risk. The fund is a “commodity pool” and the fund’s manager is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to the fund. As a result, additional disclosure, reporting and recordkeeping obligations mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) apply with respect to the fund. The fund’s manager is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC.

In the Prospectus, the section entitled “More on the funds’ investment strategies, investments and risks—More on risks of investing in the funds” is amended to add the following:

Commodity and commodity-linked derivatives risk (all funds except SMASh Series TF Fund). Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of a fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities or the commodity, commodities or commodity index to which they relate. The value of commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, real or perceived inflationary trends, changes and volatility in commodity prices generally, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which the fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Code. The fund’s ability to gain exposure to commodities using derivatives, or other means, may be limited by tax considerations. If the fund has taken a long or short position in a commodity using futures contracts or other derivatives, it may be required to take or make delivery of the underlying commodity under undesirable circumstances. This could subject the fund to additional costs. The fund will also be subject to the risk that the issuer of the instrument or the fund’s counterparty may fail to meet its obligations.

Commodity regulatory risk (all funds except SMASh Series TF Fund). The fund is a “commodity pool” and the fund’s manager is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to the fund. As a result, additional disclosure, reporting and recordkeeping obligations mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) apply with respect to the fund. The fund’s manager is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC.

In the SAI, the section entitled “Investment Policies—Commodity Exchange Act Regulation—Exclusion from Commodity Pool Operator Definition” is deleted in its entirety and replaced with the following:

Commodity Exchange Act Regulation – Commodity Pool Operator – SMASh Series C Fund, SMASh Series EC Fund and SMASh Series M Fund

Based on the Fund’s investment strategy, the Fund is deemed a “commodity pool” and the Manager is registered as a Commodity Pool Operator with respect to the Fund. The Manager is therefore subject to dual regulation by the SEC and the CFTC. Compliance with applicable CFTC disclosure, reporting, and recordkeeping regulations may increase Fund expenses.

Commodity Exchange Act Regulation – Exclusion from Commodity Pool Operator Definition – SMASh Series TF Fund

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

In the SAI, the following information is added immediately below the section entitled “Investment Management and Service Provider Information—Custodian and Transfer Agent:”

Books and Records – Commodity Pool Operator

Books and records that are required to be maintained by the SMASh Series C, SMASh Series EC and SMASh Series M Fund’s commodity pool operator with respect to the each Fund in accordance with applicable CFTC recordkeeping requirements may be kept with each Fund’s custodian and transfer agent at the following locations:

Custodian: BNY Mellon, 240 Greenwich Street, New York, NY 10286

Transfer Agent: BNY, 4400 Computer Drive, Westborough, Massachusetts 01581

Please retain this supplement for future reference

WASX597570

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